                    DEFINITIVE COPY OF INFORMATION STATEMENT
                       SECURITIES AND EXCHANGE COMMISSION

    As filed with the Securities and Exchange Commission on November 21, 2003.

                                                        Registration No. 2-66073

                       Securities and Exchange Commission
                             Washington, D.C., 20549
                            Schedule 14C Information
                                      Under
                            Reg. Section 240.14c-101

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check appropriate box:

( ) Preliminary Information Statement

( ) Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

(X) Definitive Information Statement

                             NRM INVESTMENT COMPANY
            ---------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


Payment of Filing Fee (Check the appropriate box):

(X) no fee required

( ) Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            OF NRM INVESTMENT COMPANY

                                December 18, 2003

         The annual meeting of the shareholders of NRM Investment Company is to be held at Philadelphia Country Club, Spring Mill Road, Gladwyne, Pennsylvania, on December 18, 2003 at 9:00 p.m. Inquiries about the agenda for the meeting should be addressed to the Company's assistant secretary, Edward Fackenthal at Suite 902, One Montgomery Plaza, P.O. Box 751, Norristown, Pennsylvania, 19404, or telephone (610) 279-3370.

         The principal executive office of NRM Investment Company is Suite 112, Rosemont Business Campus # 1, 919 Conestoga Road, Rosemont, Pennsylvania, 19010.



                      We Are Not Asking You for a Proxy and
                    You are Requested Not To Send Us a Proxy.

         This information statement and notice of the annual meeting of the shareholders will be mailed to shareholders of record on November 26, 2003.

            Security Ownership of Certain Beneficial Owners and Management

         The following individuals constitute the board of directors of the Company, its officers, as well as its largest shareholders. Table I shows the information about the directors. These individuals acting as a committee of the whole, together with First National Trust Company, Johnstown, PA serve as the Company's administrator.

         Note that in addition to being directors, John H. McCoy is Chairman of the Board, President and Treasurer. Board member James Fisher is Secretary. George W. Connell is the principal officer of Haverford Trust Company, the Company's investment advisor. Messrs. McCoy, Somers and Rainer have been directors of the Company since its inception as an investment company in 1979. Mr. Connell has been a director since December 1992 and Mr. Fisher has been a director since December 2000. All directors are elected for a one-year term. Officers serve for indefinite terms at the discretion of the directors.

         The directors hold no other directorships in companies registered under the Securities Act.

         Information for Table I regarding the shares these individuals own was furnished by First National Trust Company, Johnstown, PA, the Company's custodian, administrator, transfer agent and provider of certain other services.

                                     TABLE I

Name and Address                        No of Shares                      Percentage of Ownership
                                        ------------------------------    -----------------------
John H. McCoy                           2,817,679                         71.0%
1010 Broadmoor Road
Bryn Mawr, PA 19010

Francis J. Rainer                       195,000                            4.9%
5555 Heron Point Drive
Unit 1101
Naples, FL 34108

Joseph V. Somers                        235,055                            5.9%
1518 Mt. Pleasant Rd.
Villanova, PA 19085

George W. Connell                       153,511                            3.8%
#3 Radnor Corporate Ctr.
Suite 450
100 Matsonford Road
Radnor, PA 19087

James Fisher
Tedwyn Apartments
Apt. 801                                50,000                             1.3%
840 Montgomery Avenue
Bryn Mawr, PA 19010

                       TABLE II - A - Interested Directors

         John H. McCoy and George W. Connell are "interested" directors as defined in the Investment Company Act of 1940. Mr. McCoy owns 71% of the outstanding shares of the Company, is its chief executive officer and controls the Company. Mr. Connell is the principal of the investment advisor for the Company and owns 3.9% of the Company's stock.

                                                  Position                     Principal Occupation
               Name                            with Registrant                During Past Five Years
-----------------------------------     ------------------------------    --------------------------------
John H. McCoy (1)                       Director, President               Former President of National
                                        Treasurer (1)                     Rolling Mills, Inc., a steel
                                                                          rolling plant; retired since
                                                                          1984. Prior thereto, he was
                                                                          President and Director of
                                                                          National Rolling Mills Co.
                                                                          81 years old.

George W. Connell                       Director                          Chairman and Chief Executive
                                                                          Officer of Haverford Trust
                                                                          Company,
                                                                          67 years old.

(1) Served as President since the inception of the Company; as Treasurer since January 2001.

                   Table II - Directors Who are not defined as "Interested Directors"

Francis J. Rainer                       Director                          Former President of Rainer &
                                                                          Company a Professional C.P.A.
                                                                          Corporation. He is also a
                                                                          former Vice-Chairman of the
                                                                          Board of Delaware Valley
                                                                          Savings. 80 years old.

Joseph V. Somers                        Director                          Presently retired; former
                                                                          President of Somers
                                                                          Construction Company and Vice
                                                                          President of Industrial Lift
                                                                          Truck Co. 82 years old.

James Fisher                            Director, Secretary (2)           Former Vice President of
                                                                          Sales, Steel Division,
                                                                          National Rolling Mills, Inc.;
                                                                          prior thereto, Aluminum
                                                                          Product Manager, Edgecombe
                                                                          Steel.
                                                                          82 years old.

(2) Served as Secretary since March 2002

         The company except for $400.00 per directors' meeting attended does not compensate the officers and directors. During the fiscal year ending August 31, 2003 there were four quarterly meetings. All of the directors attended at least three of them.

         The Company has no audit, compensation, or nominating committees and has no underwriter.

                           The Agenda for the Meeting

                        Announcements to the Shareholders

         The following are items of information expected to be announced to the shareholders; they will require no action.

                                  Annual Report

         The Company's annual report for the year ending August 31, 2003 was sent to shareholders of record on October 3, 2003; the Board and a representative of the Company's investment advisor will be present in person to discuss the contents of the report with the shareholders. The report was also contained in the Registration Statement filed with the Securities and Exchange Commission on October 31, 2003. Any shareholder wishing a copy of the annual report may obtain the same without cost by calling Edward Fackenthal, counsel for the Company, collect, at (610) 279-3370.

           Further Employment of Officers and Other Service Providers

         Management will recommend to the Board, and the Board, if accepted, will announce its resolution to reappoint (1) John H. McCoy, Jr. to the positions of president and treasurer; (2) James Fisher to the position of secretary; (3) Edward Fackenthal to the position of assistant secretary, (4) current counsel, custodian, transfer agent, and books and records administrator to their respective positions; and (5) based upon the facts and circumstances set forth immediately hereafter, the Haverford Trust Company as the Company's Investment Adviser, all for the ensuing calendar year.

                             The Investment Adviser

         From December 9, 1992 through July 15, 1997 Rittenhouse Financial Services, Inc. ("RFS") served as the Company's investment advisor. On September 1, 1997 the John Nuveen Company acquired RFS. On October 7, 1997 the Company's Board ratified an amendment to the advisory agreement dated September 3, 1997 assigning the investment advisory account and agreement from RFS to the Rittenhouse Trust Company. The Rittenhouse Trust Company (now by change of name to Haverford Trust Company) is qualified to act as an investment advisor for the Company under the Investment Advisors Act and the Investment Company Act. The assignment did not result in a change of actual control or management of the investment advisor, in that George W. Connell was the sole shareholder of RFS until acquired and remains the sole shareholder of Haverford Trust Company. Through its own activities and that of its related companies, Haverford Trust Company provides advisory, brokerage and other financial services to individual and institutional clients. The offices of the advisor are at Suite 450, No. 3 Radnor Corporate Center, Radnor, PA 19087.

         Haverford Trust Company ("HTC") has been engaged as an advisor to the Company to render opinions on best price and execution for trades executed in the account. It also opines on the suitability of security purchases and trading activity to meet the goals and objectives of the Board and shareholders. HTC's officers have had 22 years of experience in managing or advising clients' fixed income assets as well as a long history of working with the Company. Their experience of trading with a wide variety of Wall Street firms gives the Board a broad view of trading effectiveness. Its research contacts on Wall Street, in addition to its in-house capabilities, give the Board a unique perspective on economics and forecasts of future rate movements.

         Attached is a listing of the directors of the advisor.


         The advisor furnishes investment advice to the Board, acting as an investment committee on a non-discretionary basis. The contract is terminable upon notice by the Company, and upon 60 days notice by the advisor. No changes in the contract are expected for the coming year; compensation for the advisor for the past year and for the coming year was, and is expected to be, at the annual rate of $10,000. No funds were paid to an affiliated broker.

         Based upon the foregoing, the Board, has fully satisfied itself with the qualifications of HTC. The last submission of the advisory contract to the shareholders was at the 2002 annual meeting taking place on January 17, 2003.

                       Status of Environmental Proceedings

         Counsel for the Company will report upon the Boarhead Farm environmental cleanup project.

                           Action by the Shareholders

                           Tabulation of Shareholders

         There are, as of the record date, 3,963,035 outstanding shares of the Company, held in one class by 122 shareholders. Each share is entitled to one vote. At the meeting, the Secretary shall tabulate the number of shareholders present in person or by proxy, add the number of shares they represent, collectively, and shall make a determination whether such shares are sufficient for the transaction of business. There are not expected to be "broker non-votes" or abstentions. Should sufficient shares be thus represented, the Chairman will proceed with the following business:

                              Election of Directors

         The Chairman of the meeting will entertain nominations for directors for the ensuing year. Nominations by management will be existing board members John H. McCoy, Jr., Joseph V. Somers, Francis J. Rainer, George W. Connell, and James Fisher. The directors will be elected by a simple majority vote; shareholders are not entitled to accumulate their votes.

         At the close of nominations, there will be an appointment of a judge of elections, if requested by the shareholders, the appointment to be a non-candidate appointed by the Chairman. Thereafter there will be a vote by shareholders for directors by ballot or voice vote.

                      Employment of Auditors and Audit Fees

         The board has reviewed the performance of Beard Miller Company, LLP, Harrisburg, Pennsylvania, as the Company's auditor for the fiscal year ending August 31, 2003 and will recommend to the shareholders that they re-employ the auditor for the fiscal year ending August 31, 2004. No representative of the auditor's firm is expected to be present at the meeting. For the audit of the Company's annual financial statements for the most recent fiscal year the auditor billed $10,256.34 (fee and costs). The firm provides only audit services and provides no services to the investment advisor. Based thereon, the directors are satisfied that the auditor will be able to maintain its required independence.

                         No Change in Investment Policy

                  The Board will report to the shareholders that although the Company has the authority to invest up to one-half of its funds in securities other than municipal bonds, for the foreseeable future, it intends to invest approximately 80% of its assets in municipal bonds and the remainder in mutual funds, normal short-term cash positions, common or preferred shares or other instruments of United States companies, or in taxable notes and bonds or convertible instruments.

                  The Company will entertain any other business that is properly presented to the shareholders.

                                                             Edward Fackenthal
                                                             Assistant Secretary

The Haverford Trust Company Directors

Mr. Roland C. Baker
President
First Penn-Pacific Life Insurance Company
5342 South Shore Drive
Chicago,  IL  60673-2268


Mr. Edward Boehne
Former President of the Federal Reserve Bank of Pennsylvania
313 Devon State Road
Devon,  PA  19333

Mr. John W. Boyer
Retired Chairman and CEO, Philadelphia Suburban Corp.
152 Lakeside Lane
Media,  PA  19063

Mr. Donald R. Caldwell
Founder and Senior Managing Director
Cross Atlantic Capital Partners, Inc.
5 Radnor Corporate Center
Suite 555
Radnor, PA 19087

Ms. Virginia B. Clark
Director, External Affairs
Smithsonian Institution
1000 Jefferson Drive
Suite 105
Washington,  DC  20560

George W. Connell
Chairman and Chief Executive Officer
The Haverford Trust Company
3 Radnor Corporate Center
Suite 450
Radnor, PA 19087

Mr. John Garner
Retired, Former Vice President, Trust & Estates
The Haverford Trust Company
54 Pasture Lane
Bryn Mawr,  PA  19010

Nelson G. Harris, Esquire
Retired Chairman and CEO
Tasty Baking Company
4130 Presidential Drive
Lafayette Hill, PA 19444

Mr. Charles J. Ingersoll
Executive Vice President
Director of Banking and Trust Services
The Haverford Trust Company
3 Radnor Corporate Center
Suite 450
Radnor, PA 19087

Mr. Paul M. Ingersoll
638 Morris Avenue
Bryn Mawr, PA 19010

Mr. Edward W. Leisenring
Consultant
2575 White Horse Road
Berwyn, PA 19312

Mr. Leonard H. McCandless, CFA
Vice President, Nuveen/Rittenhouse Financial Services
Riddle Village
Arlington 212
Media, PA 19063

Joseph J. McLaughlin, Jr.
President and Chief Operating Officer
The Haverford Trust Company
3 Radnor Corporate Center
Suite 450
Radnor, PA 19087

Mr. William B. McNamara
President, Haverford Hotel Partners, Inc.
937 E. Haverford Road
Suite 201
Bryn Mawr, PA 19010-3819

Alan L. Reed, Esquire
Philadelphia Managing Partner
Morgan, Lewis & Bockius
1701 Market Street
Philadelphia, PA 19103-2921

David M. Robinson
Director of Marketing
The Haverford Trust Company
3 Radnor Corporate Center
Suite 450
Radnor, PA 19087

Bruce A. Rosenfield, Esquire
Partner
Schnader Harrison Segal & Lewis, LLP
Suite 3600
1600 Market Street
Philadelphia, PA 19103-7286

Mr. Robert I. Smith
Retired President & CEO, The Glenmede Trust Company,
Pew Charitable Trusts
422 Upper Hollow Hill Road
Stowe, VT 05672

Mr. Paul E. Spears
President, Hanover Shoe Farms, Inc.
106 Oak Street
Hanover, PA 17331

Binney H. C. Wietlisbach
Vice President
The Haverford Trust Company
3 Radnor Corporate Center
Suite 450
Radnor, PA 19087